UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 3, 2019

PRA Health Sciences, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-36732	46-3640387
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4130 ParkLake Avenue, Suite 400, Raleigh, NC 27612

(Address of Principal Executive Offices) (Zip Code)

(919) 786-8200

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock $0.01 par value	PRAH	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On September 3, 2019, PRA Health Sciences, Inc. (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”) by and among the Company, the selling stockholder named therein (the “Selling Stockholder”) and Goldman Sachs & Co. LLC (the “Underwriter”), relating to an underwritten offering (the “Offering”) of 6,666,684 shares (the “Shares”) of the Company’s common stock, par value $0.01 per share, pursuant to the Company’s Registration Statement on Form S-3 (File No. 333-230102), filed on March 6, 2019, as supplemented by the prospectus supplement dated September 3, 2019. All of the Shares are being sold by the Selling Stockholder. The offering was completed on September 6, 2019. The offering also included the Company’s repurchase of 3,079,765 shares out of the 6,666,684 shares of common stock subject to the offering from the Underwriter at $97.41 per share, which was the price the Underwriter purchased the shares from the Selling Stockholder in the offering. The closing of the share repurchase occurred substantially concurrently with closing of the offering, and the shares of the Company’s common stock that were repurchased by the Company were retired.

The description of the Underwriting Agreement is qualified in its entirety by the terms of such agreement, which is incorporated herein by reference and attached to this report as Exhibit 1.1.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit	Description

1.1	Underwriting Agreement, dated as of September 3, 2019, among PRA Health Sciences, Inc., the Selling Stockholder named therein and Goldman Sachs & Co. LLC, as Underwriter

5.1	Opinion of Simpson Thacher & Bartlett LLP

23.1	Consent of Simpson Thacher & Bartlett LLP (included in Exhibit 5.1)

104	Cover Page formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRA Health Sciences, Inc.

Date: September 6, 2019
	By:	/s/ Michael J. Bonello
	Name:	Michael J. Bonello
	Title:	Executive Vice President, Chief Financial Officer and Secretary